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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):      June  16, 1999
                                                       --------------

                          CENTRAL SPRINKLER CORPORATION
               -------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

 Pennsylvania                    0-13940                      23-2328106
---------------             ----------------              -------------------
(State or Other             (Commission File               (I.R.S. Employer
Jurisdiction of                  Number)                  Identification No.)
Incorporation)




  451 North Cannon Avenue
       Lansdale, PA                                           19446
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:        (215) 362-0700
                                                           --------------


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         Merger Agreement. On June 15, 1999, Central Sprinkler Corporation, a Pennsylvania corporation (the "Company") entered into an Agreement and Plan of Merger with Tyco Acquisition Corp. VI, a Delaware corporation ("Tyco"), Alpha Acquisition Corp., a Pennsylvania corporation and a direct wholly owned subsidiary of Tyco ("Acquisition Sub") (the "Merger Agreement"). The obligations of Tyco and Acquisition Sub under the Merger Agreement have been guaranteed by Tyco International Ltd., a Bermuda company ("Parent").

         The Merger. The Merger Agreement provides for the merger (the "Merger") of Acquisition Sub with and into the Company, with the Company as the surviving corporation in the Merger (the "Surviving Corporation"). Following the Merger, the Surviving Corporation shall become a direct, wholly owned subsidiary of Tyco. A copy of the Press Release dated June 16, 1999 is attached as Exhibit 99.1, and is incorporated herein by reference.

         Conversion. In the Merger, each outstanding share of common stock of the Company ("Company Common Stock") shall be converted into the right to receive cash in an amount equal to $30.00 per share. In addition, following the Merger, each outstanding option to purchase shares of Company Common Stock, whether or not vested or exercisable, shall constitute the right to receive an amount in cash equal to the positive difference, if any, between the exercise price of such option and the amount of $30.00, multiplied by the number of shares of Company Common Stock for which such option was exercisable immediately prior to the effective time of the Merger.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

            (c)      Exhibits

        Exhibit Number      Description
        --------------      -----------
           99.1             Press Release, dated June 16, 1999 issued by
                            the Company.


                                       1

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CENTRAL SPRINKLER CORPORATION

                               By  /s/  Mathias J. Barton
                                   -------------------------------------
                                   Mathias J. Barton
                                   Senior Vice President, Finance and
                                   Chief Financial Officer

Dated:  June 16, 1999



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                                  Exhibit Index

Exhibit Number                   Description
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     99.1                        Press Release, dated June 16, 1999 issued
                                 by the Company.